                                                                   Exhibit 10.78

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                   PREPARED BY

                                 WILLIS RE INC.

                                                                   (WILLIS LOGO)

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
I      BUSINESS COVERED                                                       1
II     TERM                                                                   2
III    SPECIAL TERMINATION                                                    2
IV     DEFINITIONS                                                            4
          Ultimate Net Loss                                                   4
          Policy or Policies                                                  4
          Gross Net Earned Premium Income                                     5
V      LOSS IN EXCESS OF POLICY LIMITS                                        5
VI     EXTRA CONTRACTUAL OBLIGATIONS                                          5
VII    TERRITORY                                                              6
VIII   EXCLUSIONS                                                             6
IX     ADDITIONAL PROVISIONS                                                  8
X      AMOUNT OF COVERAGE AND RETENTION                                       8
XI     PREMIUM                                                                9
XII    NOTICE OF LOSS AND LOSS SETTLEMENTS                                    9
XIII   AGENCY AGREEMENT (WAGE1)                                              10
XIV    ERRORS AND OMISSIONS                                                  10
XV     OFFSET                                                                10
XVI    CURRENCY (BRMA 12A)                                                   10
XVII   TAXES (BRMA 50C)                                                      10
XVIII  FEDERAL EXCISE TAX (BRMA 17A)                                         11
XIX    UNAUTHORIZED REINSURANCE (BRMA 55A)                                   11
XX     NET RETAINED LINES                                                    13
XXI    THIRD PARTY RIGHTS (BRMA 52C)                                         13
XXII   SEVERABILITY                                                          13
XXIII  GOVERNING LAW (BRMA 71A)                                              13
XXIV   ACCESS TO RECORDS                                                     14
XXV    INSOLVENCY                                                            14
XXVI   ARBITRATION                                                           15
XXVII  CONFIDENTIALITY                                                       16
XXVIII SERVICE OF SUIT                                                       16
XXIX   TERRORISM RISK INSURANCE ACT OF 2002                                  17
XXX    INTERMEDIARY (WINT8)                                                  17
       Schedule A

                                                                   (WILLIS LOGO)

Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada

Terrorism Exclusion Endorsement (Reinsurance)

War Exclusion (WEXC212)

                                                                   (WILLIS LOGO)

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                     between

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

                                       and

                     THE SUBSCRIBING REINSURER EXECUTING THE
                       INTERESTS AND LIABILITIES AGREEMENT
                            ATTACHED TO THIS CONTRACT
                                (the "Reinsurer")

                                    ARTICLE I

BUSINESS COVERED

A. This Contract is to indemnify the Company in respect of the net excess liability as a result of any loss or losses, which may occur during the term of this Contract under any Policies in force at the effective time and date hereof or issued or renewed after that time and date by or on behalf of the Company and classified by the Company as Casualty, Fidelity, Professional Liability and/or Fiduciary Liability. It is understood and agreed, as respects Policies on a claims-made or losses-discovered basis, any extended reporting period coverages provided thereunder shall be reinsured hereunder, provided the date of loss is during the term of this Contract.

B. With respect to business classified by the Company as Professional Liability and written out of the Company's Specialty Lines Division, the following product lines of business, as defined by the Company, shall be covered under the scope of this Contract:

          Directors and Officers Liability for For-Profit and Not-For-Profit risks Miscellaneous Errors and Omissions Liability
          Lawyers Professional Liability
          Accountants Professional Liability


                                     Page 1                        (WILLIS LOGO)

          Dentists Professional Liability
          Insurance Agents Professional Liability
          Miscellaneous Medical Professional Liability
          Employment Practices Liability

C. Furthermore, it is agreed that the Company may add other Professional Liability product lines of business to the scope of this Contract with prior approval of the Reinsurer.

                                   ARTICLE II

TERM

A. The term of this Contract shall be from 12:01 a.m., Eastern Standard Time, January 1, 2005, to 12:01 a.m., Eastern Standard Time, January 1, 2006.

B. The Reinsurer shall cease to be liable for Loss Occurrences after the time and date of expiration of this Contract but shall remain liable for Ultimate Net Loss incurred by the Company with respect to Loss Occurrences under the Company's Policies with the date of loss prior to the termination date of this Contract.

C. The Company shall have the option to elect run-off coverage for Policies in force at the expiration of this Contract. If the Company chooses to run off liability, the Company will notify the Reinsurer prior to January 31, 2006. If run-off of liability is chosen, the Reinsurer shall continue to be liable for Ultimate Net Loss incurred by the Company under all Policies in force at the time and date of expiration until each Policy's next anniversary, renewal or expiration, but in no event shall the Reinsurer's liability continue for more than 12 months after the expiration date plus odd time, not to exceed a total of 18 months. The premium for the run-off coverage shall be 10% applied to the unearned subject premium for the Policies in force as of December 31, 2005, and the run-off coverage shall be subject to a maximum recoverable limit equal to 200% of the associated ceded earned premium.

                                   ARTICLE III

SPECIAL TERMINATION

A. The Company may terminate this Contract at any time by the giving of 10 days' notice in writing to the Reinsurer upon the happening of any one of the following circumstances:

     1. A State Insurance Department or other legal authority orders the Reinsurer to cease writing business; or

     2. The Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there has been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy or other agent known by whatever name, to take possession of its assets or control of its operations; or


                                     Page 2                        (WILLIS LOGO)

     3. The Reinsurer's policyholders' surplus has been reduced by whichever is greater, either 25% of the amount of surplus at the inception of this Contract or 25% of the amount at the latest anniversary, or has lost any part of, or has reduced its paid in capital; or

     4. The Reinsurer has become merged with, acquired or controlled by any company, corporation or individual(s) not controlling the party's operations at the inception of this Contract; or

     5. The Reinsurer has reinsured its entire liability under this Contract without the terminating party's prior written consent; or

     6.   The Reinsurer ceases writing new or renewal business.

     7. The Reinsurer has been assigned an A.M. Best's rating of less than "A-" or a Standard & Poor's Insurer Financial Strength Rating of less than "A-".

B. Notwithstanding any other termination provision of this Contract, if this Contract is terminated under the provisions of this Article, the Company shall have the right to terminate liability for losses occurring subsequent to termination of this Contract. In such event, the Reinsurer shall return the unearned portion, if any, less any commission allowed thereon, of premiums paid hereunder and the minimum premium provisions, if any, shall be waived.

C. Additionally, the Company, at its sole discretion, may elect to commute the Reinsurer's liabilities for loss and Loss Adjustment Expenses, whether known and unknown, on Policies covered under this Contract. In the event the Company and the Reinsurer cannot agree on the capitalized value of the Reinsurer's liabilities on the Policies covered under this Contract, the two parties shall mutually appoint an actuary to resolve the matter of valuation. If the two parties cannot agree on the appointment of an actuary, a selection process based on the ARBITRATION ARTICLE will be employed. Payment by the Reinsurer of the amount ascertained will constitute full and final release of the Reinsurer's liabilities hereunder.

D. The Company may request special funding for any Reinsurer's participation if this Contract is terminated for reasons set forth in subparagraph A.1-7 above. If the Company elects to exercise its special funding option, said Reinsurer will, within 30 calendar days of the date of the Company's request to do so, provide the Company with a cash advance, trust agreement, escrow account for the benefit of the Company, letter of credit, or a combination thereof acceptable to the Company to fund the Reinsurer's share of the reserves hereunder for losses (including loss and loss expense paid by the Company but not recovered from the Reinsurer, loss and loss expense reported and outstanding, loss and loss expenses incurred but not reported) and unearned premium, as if it were an unauthorized Reinsurer and subject to the UNAUTHORIZED REINSURANCE ARTICLE. This paragraph D shall not apply to Reinsurers who, at the inception of this Contract, have been assigned an A.M. Best's Financial Strength Rating of A+ or higher or a Standard & Poor's rating of A+ or higher or to Underwriting Members of Lloyd's, London.


                                     Page 3                        (WILLIS LOGO)

                                   ARTICLE IV

DEFINITIONS

A.   Ultimate Net Loss

     "Ultimate Net Loss," as used in this Contract, shall mean the actual loss paid by the Company or for which the Company becomes liable to pay, such loss shall include 100% of any Loss in Excess of Policy Limits as defined in the LOSS IN EXCESS OF POLICY LIMITS ARTICLE, 100% of any Extra Contractual Obligations as defined in the EXTRA CONTRACTUAL OBLIGATIONS ARTICLE, ex-gratia payments subject to prior approval, expenses of litigation and interest, claim-specific declaratory judgment expenses, and all other loss expense of the Company including subrogation, salvage, and recovery expenses (office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for purposes of this paragraph), but salvages and all recoveries, including recoveries under all reinsurances, which inure to the benefit of this Contract (whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.

     The phrase "ex-gratia payments" shall mean payments made as an accommodation by the Company in settlement of a claim for which no coverage exists under the Policy reinsured hereunder, subject to the prior approval of the Reinsurer.

     The phrase "claim-specific declaratory judgment expenses," as used in this Contract will mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Contract. Declaratory judgment expenses will be deemed to have been incurred by the Company on the date of the original loss (if any) giving rise to the declaratory judgment action.

     All salvages, recoveries or payments recovered or received subsequent to loss settlements hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

     For purposes of this definition, the phrase "becomes liable to pay" shall mean the existence of a judgment, which the Company does not intend to appeal, or a release has been obtained by the Company, or the Company has accepted a proof of loss.

     Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company's Ultimate Net Loss has been ascertained.

B.   Policy or Policies

     "Policy" or "Policies," as used in this Contract, shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, including any extended reporting periods, by or on behalf of the Company.


                                     Page 4                        (WILLIS LOGO)

C.   Gross Net Earned Premium Income

     "Gross Net Earned Premium Income," as used in this Contract, shall mean gross earned premium income during the term of this Contract on business the subject of this Contract less earned premium income paid for reinsurances, recoveries under which would inure to the benefit of this Contract.

                                    ARTICLE V

     LOSS IN EXCESS OF POLICY LIMITS

A. This Contract shall protect the Company, within the limits hereof, in connection with the Ultimate Net Loss in excess of the limit of its original Policy, such loss in excess of the limit having been incurred because of failure by it to settle within the Policy limit or by reason of alleged or actual negligence, criminal act or fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B. For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy. However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE VI

EXTRA CONTRACTUAL OBLIGATIONS

A. This Contract shall protect the Company within the limits hereof, where the Ultimate Net Loss includes any Extra Contractual Obligations. The term "Extra Contractual Obligations" is defined as those liabilities not covered under any other provision of this Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, criminal act or fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B. The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty.

C. However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other


                                     Page 5                        (WILLIS LOGO)
     organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE VII

TERRITORY

This Contract shall cover wherever the Company's original Policies cover.

                                  ARTICLE VIII

EXCLUSIONS

This Contract does not cover and specifically excludes:

A.   Policies with per claim or per occurrence limits of $1,000,000 and less.

     When the Company writes a primary Policy and an umbrella Policy for the same Insured, and the sum of the per claim or per occurrence limits of the two Policies is greater than $1,000,000, this exclusion shall not apply to either Policy.

B. Pools, Associations or Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded.

C. Nuclear Incident pursuant to the "Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A." attached hereto.

D. Nuclear Incident pursuant to the "Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada" attached hereto.

E. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

F.   Financial Guarantee or Insolvency, when written as such.

     However, the liability of the Company under any bond covering losses due to negligence of any person or failure of any person to faithfully perform his duty or failure to account for and pay over money or other property in his custody shall not be considered Financial Guarantee or Insolvency.


                                     Page 6                        (WILLIS LOGO)

     Notwithstanding the foregoing, no claim is to attach hereto in respect of any loss or losses arising as a result of:

     1. The insolvency of any financial institution at which trust moneys are deposited or insolvency of any person, firm or company, or

     2. The fall in the market value of investments unless such loss is the direct result of a) a dishonest, fraudulent, criminal or negligent act on the part of the bonded person or b) a dishonest, fraudulent or criminal act on the part of any other person or persons or c) unless such loss is solely created by a physical damage loss to property other than where such physical damage loss could have been recovered from a third party but for the insolvency of such third party.

     The above shall not apply as respects claims made under Specialty Lines Division Policies issued by the Company.

G. Pollution liability to the extent excluded in the Company's original Policies. However, this exclusion shall not apply:

     1. When a judicial entity having legal jurisdiction invalidates the Company's Pollution exclusion, thereby obligating the Company for liability when such liability for Pollution was intended to be excluded by the Company's exclusion.

     2. In respect of any Policy written in a state whose insurance regulatory authorities have prohibited the Company from including a Pollution liability exclusion in its Policies.

H. Fidelity business, except when written in conjunction with a Director's and Officers' Liability Policy.

I. Business classified by the Company as Primary Rental Liability and Supplemental Liability.

J. Liability assumed by the Company under any form of treaty reinsurance; however, group intra-company reinsurance (if applicable), local agency reinsurance accepted in the normal course of business and/or Policies written by another carrier at the Company's request and reinsured 100% by the Company, as well as Policies written for the captive of the Company's insured, will not be excluded hereunder.

K. Terrorism pursuant to the "Terrorism Exclusion Endorsement (Reinsurance)" attached hereto.

L. Loss or liability excluded under the provisions of the "War Exclusion" attached hereto.

M. Any losses arising out of the manufacturing of tobacco or tobacco products, when written as such.

N. Any losses arising out of the manufacturing of latex gloves or latex products, when written as such.


                                     Page 7                        (WILLIS LOGO)

O. Business classified by the Company as Nursing Home General Liability or Umbrella Liability.

                                   ARTICLE IX

ADDITIONAL PROVISIONS

A. The Company will include, as part of their original Policies, a Mold exclusion for business classified as Architects and Engineers, Property Managers and Real Estate, as determined by the Company. However, this provision will not apply wherever the Company's exclusion has not been filed and approved.

B. Any Policies classified by the Company as Public Directors and Officers Liability insurance for insured companies with a market capitalization at the time of binding that is more than $200,000,000 shall be submitted to the Reinsurer for acceptance into the Contract.

C. Business classified by the Company as Specialty Lines Excess shall be limited to a maximum of 3.0% of the total Gross Net Earned Premium Income subject to this Contract. Any Policies that are specially accepted in accordance with paragraph B, above, shall not be subject to this condition.

D. Business classified by the Company as First Party Cyber-Liability, when written as such and in conjunction with Miscellaneous Professional Liability Policies, shall be subject to a sub-limit in the Company's original Policies of $1,000,000 or so deemed.

E. New and renewal Policies classified by the Company as Miscellaneous Professional Liability shall contain a sub-limit of $1,000,000 for Copyright, Patent and Trademark coverages, when written as such or so deemed. However this provision will not apply whenever the Company is not permitted to do so by the applicable regulatory authority(ies).

                                    ARTICLE X

AMOUNT OF COVERAGE AND RETENTION

A. With respect to all business covered other than as in paragraph B below, the Reinsurer will be liable for $10,000,000 of Ultimate Net Loss in respect of each Loss Occurrence, each Insured, in excess of the Company's retention of $1,000,000 Ultimate Net Loss, each Loss Occurrence, each Insured.

B. When the Company writes an umbrella Policy, other than umbrella business written through McGowan and Associates, Rocky River, Ohio, the Reinsurer will be liable for $9,000,000 of Ultimate Net Loss in respect of each Loss Occurrence, each Insured, in excess of the Company's retention of $2,000,000 Ultimate Net Loss, each Loss Occurrence, each Insured, where the Ultimate Net Loss is inclusive of any primary Policy written by the Company.


                                     Page 8                        (WILLIS LOGO)

C. However, in no event will the Reinsurer be liable for more than $140,000,000 in the aggregate for the term of this Contract.

D. The term "Loss Occurrence" and the term "Insured" as used herein shall have the same meaning as in the Company's Policies. However, in the event of any ambiguity or dispute relating to these terms, the Company shall be the sole judge of what constitutes one Loss Occurrence and one Insured.

                                   ARTICLE XI

PREMIUM

A. The premium to be paid by the Company to the Reinsurer for reinsurance provided by this Contract shall be calculated by applying the appropriate rate from the attached Schedule A to the Gross Net Earned Premium Income for the term of this Contract on all business the subject matter hereof, subject to a minimum premium of $47,171,000.

B. The Company shall pay to the Reinsurer an annual deposit premium of $58,964,000 payable in quarterly installments of $14,741,000 due April 1; July 1; and October 1, 2005; and January 1, 2006.

C. Within 90 days following the expiration of this Contract, the Company shall render to the Reinsurer a statement of premium due in accordance with the first paragraph of this Article. An adjustment of premium shall thereupon be made in accordance with the statement submitted by the Company.

                                   ARTICLE XII

NOTICE OF LOSS AND LOSS SETTLEMENTS

A. The Company will advise the Reinsurer promptly of all claims which in the opinion of the Company may involve the Reinsurer and of all subsequent developments on these claims which may materially affect the position of the Reinsurer, such advices to include any claim for which the amount incurred is 50% or more of the Company's retention.

B. The Reinsurer agrees to abide by the loss settlements of the Company provided that retroactive extension of Policy terms or coverages made voluntarily by the Company and not in response to court decisions (whether such court decision is against the Company or other companies affording the same or similar coverages) will not be covered under this Contract.

C. When so requested, the Company will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense of any claim or suit or proceeding involving this reinsurance, and the Company will cooperate in every respect in the defense of such claim, suit or proceeding.

D. The Reinsurer will pay its share of loss settlements within 15 days upon receipt and verification of proof of loss from the Company.


                                     Page 9                        (WILLIS LOGO)

                                  ARTICLE XIII

AGENCY AGREEMENT (WAGE1)

If more than one reinsured company is named as a party to this Contract, the first named company will be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract and for purposes of remitting or receiving any monies due any party.

                                   ARTICLE XIV

ERRORS AND OMISSIONS

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability, which would attach to it hereunder, if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE XV

OFFSET

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

                                   ARTICLE XVI

CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

                                  ARTICLE XVII

TAXES (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


                                    Page 10                        (WILLIS LOGO)

                                  ARTICLE XVIII

FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those Reinsurers, excepting Underwriters at Lloyd's London and other Reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder, the Reinsurer will deduct the applicable percentage from the return premium payable hereon, and the Company or its agent should take steps to recover the tax from the United States Government.

                                   ARTICLE XIX

UNAUTHORIZED REINSURANCE (BRMA 55A)

(Applies only to a Reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.)

A. As regards Policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees to fund such reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Reinsurer, plus reserves for losses incurred but not reported, as shown in the statement prepared by the Company (hereinafter referred to as "Reinsurer's Obligations") by funds withheld, cash advances or a Letter of Credit. The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

B. When funding by a Letter of Credit, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional Letter of Credit issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of said reserves. Such Letter of Credit shall be issued for a period of not less than one year and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (60 days where required by insurance regulatory authorities) prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.


                                    Page 11                        (WILLIS LOGO)

C. The Reinsurer and Company agree that the Letters of Credit provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes, unless otherwise provided for in a separate Trust Agreement:

     1. to reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and which has not been otherwise paid;

     2. to make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract;

     3. to fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer;

     4. to pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

     In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for 1 or 3 or, in the case of 4, the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

D. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E. At annual intervals or more frequently as agreed, but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's Obligations, for the sole purpose of amending the Letter of Credit, in the following manner:

     1. If the statement shows that the Reinsurer's Obligations exceed the balance of credit as of the statement date, the Reinsurer shall, within 30 days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit increasing the amount of credit by the amount of such difference.

     2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of credit as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.


                                    Page 12                        (WILLIS LOGO)

                                   ARTICLE XX

NET RETAINED LINES

A. This Contract applies only to that portion of any insurances or reinsurances covered by this Contract, which the Company retains net for its own account and, in calculating the amount of any loss hereunder and also in computing the amount in excess of which this Contract attaches, only loss or losses in respect of that portion of any insurances or reinsurances which the Company retains net for its own account shall be included.

B. The Company reserves the right to maintain reinsurance agreement(s) in respect of its net retention under this Contract, and recoveries under said reinsurance(s) shall be entirely disregarded in determining the Ultimate Net Loss hereunder.

C. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.

                                   ARTICLE XXI

THIRD PARTY RIGHTS (BRMA 52C)

This Contract is solely between the Company and the Reinsurer, and in no instance shall any other party have any rights under this Contract except as expressly provided otherwise in the INSOLVENCY ARTICLE.

                                  ARTICLE XXII

SEVERABILITY

If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

                                  ARTICLE XXIII

GOVERNING LAW (BRMA 71A)

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Pennsylvania, exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance, in which case the applicable rules of all states shall apply.


                                    Page 13                        (WILLIS LOGO)

                                  ARTICLE XXIV

ACCESS TO RECORDS

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect through its designated representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith. Rights of access to records shall survive the termination or expiration of this Contract.

                                   ARTICLE XXV

INSOLVENCY

A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the Policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership and that, during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

C. In the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

D. Should the Company go into liquidation or should a receiver be appointed, all amounts due either Company or Reinsurer under this or any other agreement, whether by reason of


                                    Page 14                        (WILLIS LOGO)
     premium, losses or otherwise under this Contract, shall be subject to the right of offset at any time and from time to time and, upon the exercise of the same, only the net balance shall be due.

E. In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                  ARTICLE XXVI

ARBITRATION

A. As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Contract will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire meeting in Bala Cynwyd, Pennsylvania.

B. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

C. The members of the board of arbitration shall be active or former, disinterested officials of insurance or reinsurance companies or Underwriters at Lloyd's, London, not under the control or management of either party to this Contract. Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within 4 weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator.

D. If the two arbitrators are unable to agree upon the umpire within 30 days of their appointment, the umpire shall be selected by a judge of any court of competent jurisdiction.

E. The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter, and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.

F. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

G. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this clause, and communications shall be made by the Company to each of the reinsurers constituting the one party provided, however, that nothing therein shall impair the rights of such reinsurers to assert several rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Contract from several to joint.


                                    Page 15                        (WILLIS LOGO)

H. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

                                  ARTICLE XXVII

CONFIDENTIALITY

The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any third party, any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions, as outlined in this Article, shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, parent company, retrocessionaires, potential retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

                                 ARTICLE XXVIII

SERVICE OF SUIT

(This Article only applies to reinsurers domiciled outside of the United States and/or unauthorized in any state, territory, or district of the United States having jurisdiction over the Company).

A. It is agreed that, in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019, and that in any suit instituted the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

C. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

D. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom


                                    Page 16                        (WILLIS LOGO)
     may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract of reinsurance and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

                                  ARTICLE XXIX

TERRORISM RISK INSURANCE ACT OF 2002

A. Any financial assistance the Company receives under the Terrorism Risk Insurance Act of 2002 ("TRIA") shall apply as follows:

     1. Except as provided in subparagraph 2 below, any such financial assistance shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Contract.

     2. If losses occurring hereunder result in recoveries made by the Company both under this Contract and under TRIA, and such recoveries, together with any other reinsurance recoveries made by the Company applicable to said losses, exceed the amount permitted by TRIA, any amount in excess thereof shall reduce the Ultimate Net Loss subject to this Contract for the losses to which the TRIA financial assistance applies.

B. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company has received financial assistance under TRIA.

                                   ARTICLE XXX

INTERMEDIARY (WINT8)

Willis Re Inc., 1835 Market Street, Suite 2700, Philadelphia, Pennsylvania 19103, is hereby recognized as the intermediary negotiating this Contract and through whom all communications relating thereto shall be transmitted to the Company or the Reinsurer. However, all communications concerning accounts, claim information, funds and inquiries related thereto shall be transmitted to the Company or the Reinsurer through Willis Re Inc., 5420 Millstream Road, Suite 200, P.O. Box 3000, McLeansville, North Carolina, 27301-3000. Payments by the Company to Willis Re Inc. shall be deemed to constitute payment to the Reinsurer and payments by the Reinsurer to Willis Re Inc. shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


                                    Page 17                        (WILLIS LOGO)

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date specified below:

Signed this 16th day of March, 2005.

PHILADELPHIA INSURANCE COMPANY
PHILADELPHIA INDEMNITY INSURANCE COMPANY
MOBILE USA INSURANCE COMPANY
LIBERTY AMERICAN INSURANCE COMPANY


By /s/ Christopher Maguire
   ----------------------------------
   Christopher Maguire,
   Executive VP &
   Chief Underwriting Officer


                                    Page 18                        (WILLIS LOGO)

                                   SCHEDULE A

                                                 ADJUSTABLE
PRODUCT LINE                                       % RATE
------------                                     ----------
AUTO LIABILITY                                      0.200
GENERAL LIABILITY                                   0.200
UMBRELLA                                           33.053
SPECIALTY LINES
   Agents E & O                                     9.263
   Non-Profit and Flexi Plus 5 D & O Liability     27.203
   Lawyers E & O                                    3.559
   Professional Liability Excess                   15.000
   Non-Profit Professional Liability                9.263
   Consultant's Liability                           9.263
   Private Company Protection Plus                 27.203
   Mental Health Counselors                         9.263
   Corporate D & O                                 27.203
   Health Care Professionals Liability              9.263
   Accountants E & O                                9.263
   New Programs Professional                        9.263


                                   SCHEDULE A                      (WILLIS LOGO)

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

                          LIMITED EXCLUSION PROVISION.*

I. It is agreed that the policy does not apply under any liability coverage, to (injury, sickness, disease, death or destruction, (bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

          (a)  become effective on or after 1st May, 1960, or

          (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph

     (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

                           BROAD EXCLUSION PROVISION.*

It is agreed that the policy does not apply:

I. Under any Liability Coverage, to (injury, sickness, disease, death or destruction (bodily injury or property damage

     (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

     (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief, (first aid, to expenses incurred with respect to (bodily injury, sickness, disease or death (bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.


                                  Page 1 of 2                      (WILLIS LOGO)

III. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material, if

     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

     (c) the (injury, sickness, disease, death or destruction (bodily injury or property damages arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to (injury to or destruction of property at such nuclear facility (property damage to such nuclear facility and any property threat.

IV.  As used in this endorsement:

     "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL," "SPECIAL NUCLEAR MATERIAL," and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material and (2)resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "NUCLEAR FACILITY" means

     (a)  any nuclear reactor,

     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; (With respect to injury to or destruction of property, the word "injury" or "destruction" ("property damage" includes all forms of radioactive contamination of property (includes all forms of radioactive contamination of property.

V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

     (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

     (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association of the Independent Insurance Conference of Canada.

          *NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

21/9/67
N.M.A. 1590


                                  Page 2 of 2                      (WILLIS LOGO)

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

1. This Agreement does not cover any loss or liability accruing to the Reinsured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any way restricting the operation of paragraph 1 of his clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,

     Personal Liability.
     Farmers' Liability.
     Storekeepers' Liability.

     which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     Limited Exclusion Provision.

     This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

     With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     Broad Exclusion Provision.

     It is agreed that this Policy does not apply:

     (a)  to liability imposed by or arising under The Nuclear Liability Act;
          nor

     (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

     (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

          (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

          (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

          (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.


                                  Page 1 of 2                      (WILLIS LOGO)

As used in this Policy:

1. The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

3.   The term "nuclear facility" means:

     (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

     (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them,
          (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

     (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material; and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

5. With respect to property, loss of use of such property shall be deemed to be property damage.

N.M.A. 1979A
01/04/96


                                  Page 2 of 2                      (WILLIS LOGO)

                  TERRORISM EXCLUSION ENDORSEMENT (REINSURANCE)

Notwithstanding any provision to the contrary within this reinsurance or any endorsement thereto it is agreed that this reinsurance excludes loss, damage, cost or expense of whatsoever nature directly or indirectly caused by, resulting from or in connection with any act of terrorism regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

For the purpose of this endorsement an act of terrorism means an act, including but not limited to the use of force or violence and/or the threat thereof, of any person or group(s) of persons, whether acting alone or on behalf of or in connection with any organization(s) or government(s), committed for political, religious, ideological or similar purposes including the intention to influence any government and/or to put the public, or any section of the public, in fear.

This endorsement also excludes loss, damage, cost or expense of whatsoever nature directly or indirectly caused by, resulting from or in connection with any action taken in controlling, preventing, suppressing or in any way relating to any act of terrorism.

If the Reinsurers allege that by reason of this exclusion, any loss, damage, cost or expense is not covered by this reinsurance the burden of proving the contrary shall be upon the Reassured.

In the event any portion of this endorsement is found to be invalid or unenforceable, the remainder shall remain in full force and effect.

Notwithstanding the above, this terrorism exclusion shall only apply to liability losses arising directly from the following classes of business, when written as such.

Class of Business                                                       Coverage
-----------------                                                       --------
Airports (Including Any Related Services or Operations)                  CGL/UMB
Amusement Parks                                                          CGL/UMB
Animal Feed Mills                                                        CGL/UMB
Bridges and Tunnels                                                      CGL/UMB
Buildings in which U.S. Government is Owner or Largest Tenant            CGL/UMB
Chemical Manufacturing, Wholesale or Storage                             CGL/UMB
Convention Centers                                                       CGL/UMB
Concert Halls > or = 1,000 person capacity                               CGL/UMB
Dams                                                                     CGL/UMB
Drug Manufacturing                                                       CGL/UMB
Electrical Generating Facilities                                         CGL/UMB
Explosives - Manufacture, Distribution or Storage                        CGL/UMB
Mass Transit Systems - Subways, Railways, etc.                           CGL/UMB
Oil & Gas Pipelines                                                      CGL/UMB
Oil Refineries & Storage Tank Farms                                      CGL/UMB
Pesticides, Herbicides, Insecticides - Manufacture                       CGL/UMB
Ports (Including Any Related Services or Operations)                     CGL/UMB
Security Services                                                        CGL/UMB
Stadiums and Sports Arenas                                               CGL/UMB
Telecommunications Services - Telephone, Radio, TV, Internet             CGL/UMB
Water & Sewage Treatment Plants                                          CGL/UMB

However, the maximum liability to the Reinsurer for all Terrorism losses during the term of this Contract shall be limited to $10,000,000.

                                                                   (WILLIS LOGO)

                             WAR EXCLUSION (WEXC212)

As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia, its territories and possessions, including the Commonwealth of Puerto Rico and including Bridges between the United States of America and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under original policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

Nevertheless, this clause shall not be construed to apply to loss or damage occasioned by riots, strikes, civil commotion, vandalism, malicious damage.

                                                                   (WILLIS LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                    ACE PROPERTY & CASUALTY INSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer shall have a 25.00% share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Eastern Standard Time, January 1, 2005, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2006.

The share of the Subscribing Reinsurer in the interests and liabilities of the "Reinsurer" shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 5th day of May, 2005.

ACE PROPERTY & CASUALTY INSURANCE COMPANY


By /s/ John Davis
   ---------------------------------
   John Davis
   Vice President

                                                                   (WILLIS LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                      ALLIED WORLD ASSURANCE COMPANY, LTD.
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer shall have a 30.00% share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Eastern Standard Time, January 1, 2005, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2006.

The share of the Subscribing Reinsurer in the interests and liabilities of the "Reinsurer" shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 21st day of March, 2005.

ALLIED WORLD ASSURANCE COMPANY, LTD.


By /s/ Stephen O'Flynn
   ---------------------------------
   Stephen O'Flynn
   Assistant Vice President

                                                                   (WILLIS LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                        LIBERTY MUTUAL INSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer shall have a 30.00% share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Eastern Standard Time, January 1, 2005, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2006.

The share of the Subscribing Reinsurer in the interests and liabilities of the "Reinsurer" shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 29th day of April, 2005.

LIBERTY MUTUAL INSURANCE COMPANY


By /s/ Susan Colford
   ---------------------------------
   Susan Colford
   Vice President

                                                                   (WILLIS LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                                   MAX RE LTD.
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer shall have a 15.00% share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Eastern Standard Time, January 1, 2005, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2006.

The share of the Subscribing Reinsurer in the interests and liabilities of the "Reinsurer" shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 3rd day of May, 2005.

MAX RE LTD.


By /s/ David Kalainoff
   ---------------------------------
   David Kalainoff
   Chief Underwriting Officer,
   Traditional Reinsurance

                                                                   (WILLIS LOGO)

                                ENDORSEMENT NO. 1

                                     to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        And any additional company established or acquired by the Company
                                 (the "Company")

IT IS HEREBY AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 2005, with respect to business in force on that date or issued or renewed on or after that date, that the following paragraph D shall be added to the DEFINITIONS ARTICLE of the Contract.

D.   Extended Reporting Period Coverage

     "Extended Reporting Period Coverage" as used herein shall mean coverage for claims made after termination or expiration of the Company's Policy on losses that would have been covered under the terminated or expired Policy had the claims been made during the term of that Policy. All claims made against or reported to the Company during an extended reporting period shall be deemed to have been made against or reported to the Company on the last full day of the Policy period to which the extended reporting period applies. For purposes of this Contract, the date of loss for any claim coming within Extended Reporting Period Coverage, whether such coverage is automatically extended under the Policy or whether a specific endorsement is issued, will be the termination or expiration date of the Policy.

IT IS FURTHER AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 2005, with respect to business in force on that date or issued or renewed on or after that date, that the TERRORISM EXCLUSION ENDORSEMENT (REINSURANCE), as attached to the Contract, shall be amended to read as follows:


                                  Page 1 of 3                      (WILLIS LOGO)

                  TERRORISM EXCLUSION ENDORSEMENT (REINSURANCE)

Notwithstanding any provision to the contrary within this reinsurance or any endorsement thereto it is agreed that this reinsurance excludes loss, damage, cost or expense of whatsoever nature directly or indirectly caused by, resulting from or in connection with any act of terrorism regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

For the purpose of this endorsement an act of terrorism means an act, including but not limited to the use of force or violence and/or the threat thereof, of any person or group(s) of persons, whether acting alone or on behalf of or in connection with any organization(s) or government(s), committed for political, religious, ideological or similar purposes including the intention to influence any government and/or to put the public, or any section of the public, in fear.

This endorsement also excludes loss, damage, cost or expense of whatsoever nature directly or indirectly caused by, resulting from or in connection with any action taken in controlling, preventing, suppressing or in any way relating to any act of terrorism.

If the Reinsurers allege that by reason of this exclusion, any loss, damage, cost or expense is not covered by this reinsurance the burden of proving the contrary shall be upon the Reassured.

In the event any portion of this endorsement is found to be invalid or unenforceable, the remainder shall remain in full force and effect.

Notwithstanding the above, this terrorism exclusion shall only apply to liability losses arising directly from the following classes of business, when written as such.

Class of Business                                                       Coverage
-----------------                                                       --------
Airports (Including Any Related Services or Operations)                  CGL/UMB
Amusement Parks                                                          CGL/UMB
Animal Feed Mills                                                        CGL/UMB
Bridges and Tunnels, with exception to Bridges owned or maintained by
   municipalities with less than 75,000 in population.                   CGL/UMB
Buildings in which U.S. Government is Owner or Largest Tenant            CGL/UMB
Chemical Manufacturing, Wholesale or Storage                             CGL/UMB
Convention Centers, with exception to Convention Centers when written as a non-profit organization, or as part of a municipality with
   less than 75,000 in population.                                       CGL/UMB
Concert Halls equal to or greater than 1,000 person in capacity, with exception to: 1) Concert Halls when written as a non-profit organization; 2) Concert Halls when written as part of a
   municipality with less than 75,000 in population.                     CGL/UMB
Dams, with exception to Dams less than fifty feet in height and owned
   by municipalities with less than 75,000 in population.                CGL/UMB
Drug Manufacturing                                                       CGL/UMB
Electrical Generating Facilities                                         CGL/UMB
Explosives - Manufacture, Distribution or Storage                        CGL/UMB
Mass Transit Systems - Subways, Railways, etc.                           CGL/UMB
Oil & Gas Pipelines                                                      CGL/UMB
Oil Refineries & Storage Tank Farms                                      CGL/UMB
Pesticides, Herbicides, Insecticides - Manufacture                       CGL/UMB


                                  Page 2 of 3                      (WILLIS LOGO)

Ports (Including Any Related Services or Operations)                     CGL/UMB
Security Services                                                        CGL/UMB
Stadiums and Sports Arenas, with exception to Stadiums and Sports
   Arenas with less than 10,000 in seating capacity and written as part of Philadelphia Insurance Company's Amateur Sports Facility
   program, or written as part of a municipality with less than
   75,000 in population.                                                 CGL/UMB
Telecommunications Services - Telephone, Radio, TV, Internet             CGL/UMB
Water & Sewage Treatment Plants, with exception to Water & Sewage
   Treatment Plants owned by municipalities with less than 75,000 in population, or Water & Sewage Treatment Authorities serving
   populations with less than 250,000 in population.                     CGL/UMB

However, the maximum liability to the Reinsurer for all Terrorism losses during the term of this Contract shall be limited to $10,000,000.

The provisions of this Contract shall remain otherwise unchanged.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Endorsement as of the date specified below:

Signed this 22nd day of September, 2005.

PHILADELPHIA INSURANCE COMPANY
PHILADELPHIA INDEMNITY INSURANCE COMPANY
MOBILE USA INSURANCE COMPANY
LIBERTY AMERICAN INSURANCE COMPANY


By /s/ Christopher J. Maguire
   ---------------------------------
   Christopher J. Maguire
   Executive VP & Chief Underwriting Officer


                                  Page 3 of 3                      (WILLIS LOGO)

                                ENDORSEMENT NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                    ACE PROPERTY & CASUALTY INSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        And any additional company established or acquired by the Company
                                 (the "Company")

The Subscribing Reinsurer hereby accepts Endorsement No. 1 to the Contract as part of the Contract, effective January 1, 2005.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

Signed this 14th day of September, 2005.

ACE PROPERTY & CASUALTY INSURANCE COMPANY


By /s/ John Davis
   ---------------------------------
   John Davis
   Vice President

                                                                   (WILLIS LOGO)

                                ENDORSEMENT NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                      ALLIED WORLD ASSURANCE COMPANY, LTD.
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer hereby accepts Endorsement No. 1 to the Contract as part of the Contract, effective January 1, 2005.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 11th day of July, 2005.

ALLIED WORLD ASSURANCE COMPANY, LTD.


By /s/ Stephen O'Flynn
   ---------------------------------
   Stephen O'Flynn
   Assistant Vice President

                                                                   (WILLIS LOGO)

                                ENDORSEMENT NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                        LIBERTY MUTUAL INSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer hereby accepts Endorsement No. 1 to the Contract as part of the Contract, effective January 1, 2005.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 1st day of August, 2005.

LIBERTY MUTUAL INSURANCE COMPANY


By /s/ John Mac Lean
   ---------------------------------
   John Mac Lean
   Manager

                                                                   (WILLIS LOGO)

                                ENDORSEMENT NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                                   MAX RE LTD.
                          (the "Subscribing Reinsurer")

                               with respect to the

                             CASUALTY EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                            BALA CYNWYD, PENNSYLVANIA
                          MOBILE USA INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
                       LIBERTY AMERICAN INSURANCE COMPANY
                             PINELLAS PARK, FLORIDA
        AND ANY ADDITIONAL COMPANY ESTABLISHED OR ACQUIRED BY THE COMPANY
                                 (the "Company")

The Subscribing Reinsurer hereby accepts Endorsement No. 1 to the Contract as part of the Contract, effective January 1, 2005.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 14th day of October, 2005.

MAX RE LTD.


By /s/ David Kalainoff
   ---------------------------------
   David Kalainoff
   Chief Underwriting Officer,
   Traditional Reinsurance and John P. Doucette,
   Executive Vice President

                                                                   (WILLIS LOGO)